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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                           CURRENT REPORT ON FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 20, 1998

                         STYLING TECHNOLOGY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           DELAWARE                    0-21703                  75-2665378
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       (State or other           (Commission File No.)     (IRS Employer ID No.)
jurisdiction of incorporation)

          2390 East Camelback Road, Suite 435, Phoenix, Arizona 85016
          -----------------------------------------------------------
               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (602) 955-3353
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                         STYLING TECHNOLOGY CORPORATION

                               CURRENT REPORT ON

                                    FORM 8-K

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

99(a) PRESS RELEASE DATED MAY 20, 1998 FILED PURSUANT TO RULE 135(c).

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May 27, 1998             STYLING TECHNOLOGY CORPORATION

                         By: /s/ Richard R. Ross
                             -------------------------------
                         Richard R. Ross
                           Executive Vice President, Chief Financial Officer,
                             Treasurer, and Secretary

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                                 Exhibit Index
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Exhibit
 Number                              Description
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
 99(a)     Press Release dated May 20, 1998 filed pursuant to Rule 135(c).
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